                                                                   EXHIBIT 10.7

--------------------------------------------------------------------------------
Obligor File Name         Obligor #  Obligation Number  Officer #  Amount

                                                                   $9,000,000
--------------------------------------------------------------------------------

                                                               Chicago, Illinois
                                                      Dated as of April 29, 1998


                             AMENDED AND RESTATED
                            CALL ON TERM-TERM NOTE


This Note has been executed by ONEPOINT COMMUNICATIONS CORP. (successor by merger to OnePoint Communications, L.L.C.), a corporation formed under the laws of the State of Delaware ("Borrower").
                           --------

FOR VALUE RECEIVED, on or before January 1, 2003, the scheduled maturity date hereof, Borrower promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its office at 265 East Deerpath, Lake Forest,
                ------
Illinois 60045, or at such other place as Lender may direct, the lesser of the principal sum of NINE MILLION AND NO/100 United States Dollars ($9,000,000) (the "Facility Amount") or the amount borrowed as endorsed on any grid attached to
 ---------------
this Note (or recorded in Lender's books and records, if Lender is the holder hereof). The amount of principal outstanding hereunder as of the close of business on December 15, 1998 (the "Final Drawdown Date") shall be converted
                                    -------------------
into a term loan which shall be payable in four (4) consecutive quarterly payments of $62,500 each, four (4) consecutive quarterly payments of $125,000 each, four (4) consecutive quarterly payments of $562,500 each, four (4) consecutive quarterly payments of $875,000 each, and a final installment of all then remaining unpaid principal, payable on the first day of each January, April, July and October of each year, beginning on January 1, 1999, provided that, notwithstanding the foregoing, any and all remaining outstanding principal shall be due and payable in full on January 1, 2003, the scheduled maturity date of this Note. Each advance of principal hereunder and the term loan are hereafter sometimes referred to as the "Loan(s)"; the period from the date
                                        -------
hereof to and including the Final Drawdown Date is referred to as the "Drawdown
                                                                       --------
Period" and the period thereafter is referred to as the "Payback Period".  No
------                                                   --------------
additional advances of principal shall be made after the Final Drawdown Date. The aggregate amount of Loans shall not exceed the Facility Amount; amounts borrowed which are repaid may not be reborrowed. Lender has no obligation to refinance this Note.

Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule (grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, the applicable interest rate and rate option, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Absent manifest error, Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given by Borrower; provided, however, that
                                          --------  -------

Lender has provided Borrower with Lender's standard transaction confirmation tickets at or about the time of each Loan and Borrower has not objected thereto within 10 days of issue thereof.

Each request for a Loan shall be deemed to be a representation and warranty by Borrower to Lender that: (i) no Event of Default or Unmatured Event of Default (in each case as defined below) has occurred and is continuing as of the date of such request or would result from the making of the Loan; and (ii) Borrower's representations and warranties herein and the other documents delivered in connection herewith are true and correct as of such date as though made on such date. Upon receipt of each Loan request, Lender in its sole discretion shall have the right to request that Borrower provide to Lender, prior to Lender's funding of the Loan, a certificate executed by Borrower's President, Treasurer, or Chief Financial Officer to such effect.

1.   INTEREST.

     1.1. INTEREST RATES. The unpaid principal amount from time to time outstanding hereunder shall bear interest as the following rates per year:

          (a) before maturity of any Loan, whether by acceleration or otherwise, at the option of Borrower, subject to the terms hereof at a rate equal to:

               (i) the "Prime-Based Rate," which shall mean the Prime Rate (as defined below) less 3/4 of 1%. Changes in the rate of interest on the Loans resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement for a change in the Prime Rate. "Prime Rate" means the rate announced from time to time by the Lender called its prime rate, which may not at any time be the lowest rate charged by the Lender; or

               (ii)  "LIBOR," which shall mean that fixed rate of interest per
                      -----
               year for deposits with maturity periods of one, two or three months (which maturity period Borrower shall select subject to the terms stated herein) in United States Dollars offered to Lender in or through the London or another offshore interbank market, as determined by the Lender in its sole discretion for or as of the borrowing date requested by the Borrower, divided by
                                                                   ------- --
               one minus any applicable reserve requirement (expressed as a decimal) on Eurodollar deposits of the same amount and maturity as determined by Lender in its sole discretion, plus 50 basis
                                                               ----
               points; or

               (iii) the "Federal Funds Rate," defined as the rate on overnight
                          ------------------
               Federal funds transactions as determined by the Lender in its sole discretion, plus 50 basis points. In the case of a
                                ----
               Saturday, Sunday or legal holding, the Federal Funds Rate shall be the rate applicable on the immediately preceding day for which such weighted average rate is reported.

          (b) after the maturity of any Loan, until paid, at a rate equal to 2% in addition to the Prime Rate (but not less than the Prime Rate in effect at maturity).

     1.2. RATE SELECTION.  Borrower shall select and change its selection of the
          --------------
interest rate as between the Prime-Based Rate, Federal Funds Rate and LIBOR to apply to at least $100,000 and in integral multiples of $100,000 thereafter (or the remaining amount available hereunder) of any advance (Loan), subject to the requirements herein stated:

          (a)  At the time any advance is made;

          (b) At the expiration of the particular LIBOR maturity period selected for the outstanding principal balance of any advance currently bearing interest at the LIBOR Rate; and

          (c) At any time for the outstanding principal balance of any advance currently bearing interest at the Prime-Based Rate.

     1.3. RATE CHANGES AND NOTIFICATIONS.

          (a)  LIBOR. If Borrower wishes to borrow funds at LIBOR or if Borrower
               -----
     wishes to change the rate of interest on any advance, within the limits described above, from any other rate to LIBOR, it shall, not less than three banking days of the Lender prior to the banking day of the Lender on which such rate is to take effect, give Lender written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the advance to which LIBOR is to apply, and, in addition, the desired LIBOR maturity period (but not to exceed the maturity date of this Note unless the Lender consents otherwise).

          (b)  Failure to Notify.  If Borrower does not notify Lender at the
               -----------------
     expiration of a selected maturity period with respect to any principal outstanding at LIBOR, then in the absence of such notice Borrower shall be deemed to have elected to have such principal accrue interest after the respective LIBOR maturity period at the Prime-Based Rate. If Borrower wishes to borrow money at the Federal Funds Rate or the Prime-Based Rate, or to change the interest rate from the Federal Funds Rate to or from the Prime-Based Rate, it shall notify Lender on the date of borrowing or conversion; if any such notification is not received before 10:00 AM Chicago time on a banking day of the Lender, at Lender's option the borrowing or conversion may not be effected until the next banking day. If Borrower does not notify Lender as to its selection of the interest rate option with respect to any new advance of principal, then in the absence of such notice Borrower shall be deemed to have elected to have such advance accrue interest at the Prime-Based Rate.

     1.4. INTEREST PAYMENT DATES.  Accrued interest shall be paid in respect of:
          ----------------------
each portion of principal to which:

          (a) the Prime-Based Rate or the Federal Funds Rate applies, quarterly on the first day of each January, April, July and October of each year, beginning with the first of such dates to occur after the date of the first advance, at maturity of this Note, and upon payment in full, whichever is earlier or more frequent; and

          (b) LIBOR applies, monthly on the first day of each month, at the end of each respective maturity period (unless interest is payable monthly as provided above), at maturity of this Note, and upon payment in full, whichever is earlier or more frequent.

After maturity, interest shall be payable upon demand.

     1.5. ADDITIONAL PROVISIONS WITH RESPECT TO FEDERAL FUNDS RATE AND LIBOR LOANS.

     The selection by Borrower of the Federal Funds Rate or LIBOR and the maintenance of advances at such rate shall be subject to the following additional terms and conditions:

          (a)  Availability of Deposits at a Determinable Rate.  If, after
               -----------------------------------------------
     Borrower has elected to borrow or maintain any advance at LIBOR or the Federal Funds Rate, Lender notifies Borrower that:

               (i) With respect to LIBOR, United States dollar deposits in the amount and for the maturity requested are not available to Lender in the London interbank market, or

               (ii) Reasonable means do not exist for Lender to determine the Federal Funds Rate, or LIBOR for the amount and maturity requested, all as determined by the Lender in its sole discretion, then the principal subject or to be subject to LIBOR or the Federal Funds Rate, as applicable, shall accrue or shall continue to accrue interest at the Prime-Based Rate.

          (b)  Prohibition of Making, Maintaining, or Repayment or Principal at
               ----------------------------------------------------------------
     LIBOR or Federal Funds Rate.  If any treaty, statute, regulation,
     ---------------------------
     interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law) shall either prohibit or extend the time at which any principal subject to LIBOR or the Federal Funds Rate may be purchased, maintained, or repaid, then on and as of the date the prohibition becomes effective, the principal subject to that prohibition shall continue at the Prime-Based Rate.

          (c)  Payments of Principal and Interest to be Net of Any Taxes or
               ------------------------------------------------------------
     Costs. All payments of principal and interest shall be made net of any taxes and costs incurred by Lender resulting from having principal outstanding hereunder at LIBOR. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are:

               (i) Taxes (or the withholding of amounts for taxes) of any nature whatsoever including income, excise, and interest equalization taxes (other than income taxes imposed by the United States or any state thereof on the income of Lender), as well as all levies, imposts, duties, or fees whether now in existence or resulting from a change in, or promulgation of, any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise, by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

               (ii) Any reserve or special deposit requirements against assets or liabilities of, or deposits with or for the account of, Lender with respect to principal outstanding at LIBOR (including those imposed under Regulation D of the Federal Reserve Board) or resulting from a change in, or the promulgation of, such requirements by treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

               (iii) Any other costs resulting from compliance with treaties, statutes, regulations, interpretations, or any directives or guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

               (iv) Any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or re-employment of deposits acquired by Lender to make advances or maintain principal outstanding at LIBOR:

                     (A) As the result of a voluntary prepayment at a date other than the maturity date selected for principal outstanding at LIBOR; or

                     (B) As the result of a mandatory repayment at a date other than the maturity date selected for principal outstanding at LIBOR as a result of (i) the occurrence of an Event of Default and the acceleration of any portion of the indebtedness hereunder, or (ii) the scheduled maturity date of this Note occurring prior to the LIBOR maturity date due to Borrower's selection of a LIBOR maturity period which extends beyond the scheduled maturity date of this Note; or

                     (C) As the result of a prohibition on making, maintaining, or repaying principal outstanding at LIBOR.

If Lender incurs any such taxes or costs, Borrower, upon demand in writing specifying such taxes and costs, shall promptly pay them; save for manifest error Lender's specification shall be presumptively deemed correct. All advances made at LIBOR shall be conclusively deemed to have been funded by or on behalf of Lender in the London interbank market by the purchase of deposits corresponding in amount and maturity to the amount and interest periods selected (or deemed to have been selected) by Borrower under this Note.

2.   PAYMENT.

     2.1. PAYMENT AND PREPAYMENT.  Borrower may from time to time, upon at least
          ----------------------
three days' prior written notice to Lender, prepay any principal bearing interest at the Prime-Based Rate or the Federal Funds Rate in whole or in part at any time and may prepay any principal bearing interest at LIBOR at the end of the maturity period chosen or agreed to by Borrower applicable to the advance or portion of the advance being prepaid, without premium or penalty, provided that any partial prepayment shall be in an aggregate principal amount of at least $10,000. Any prepayment of an amount bearing interest at LIBOR at a date other than the maturity date applicable to the advance or the portion of the advance being prepaid shall be subject to the provisions of Section 1.5. All
                                                    ------------
prepayments of principal shall include interest accrued to the date of prepayment on the principal amount being prepaid.

     2.2. MANDATORY PREPAYMENT.  In the event that (i) twenty percent (20%) or
          --------------------
more of the issued and outstanding shares of Borrower are held by persons not owning shares of the Borrower on the date hereof or substantially all the assets of the Borrower are sold, or (ii) Ventures in Communications, L.L.C. ("VIC")
                                                                       ---
sells all its membership interests in Ventures in Communications II, LLC

("VIC2"), then on the date such event shall occur, the Borrower immediately
  ----
agrees to prepay the entire outstanding principal amount of the Loans and all unpaid and accrued interest on the Loans and acknowledges and agrees that any commitment to lend hereunder is terminated without further notice or action on the part of the Lender. Any prepayment of an amount bearing interest at LIBOR on a date other than the maturity date applicable to the advance or portion of the advance being prepaid shall be subject to the provisions of Section 1.5.
                                                                -----------
     2.3. BASIS OF COMPUTATION.  Interest shall be computed for the actual
          --------------------
number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made and excluding the date a Loan or any portion thereof is paid or prepaid.

3.   REFERENCES TO FACILITY TYPE, COLLATERAL, GUARANTIES, OTHER AGREEMENTS.

     3.1. FACILITY TYPE.  Lender intends to make available to Borrower the Loans
          -------------
as outlined herein until the Final Drawdown Date unless in Lender's good faith determination there has occurred an adverse change in the assets, condition or prospects of Borrower or the Guarantor (as defined below). THE CALL ON TERM-TERM LOAN FACILITY EVIDENCED HEREBY IS REVOCABLE UPON 48 HOURS WRITTEN NOTICE TO BORROWER (IT IS UNDERSTOOD NO NOTICE IS REQUIRED IF AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING) AS TO FURTHER ADVANCES NOTWITHSTANDING PAYMENT OF ANY FEES OR MAINTENANCE OF ANY ACCOUNT BALANCES, AS AND IF PROVIDED IN ANY ACCOMPANYING LETTER OR OTHER DOCUMENT PERTAINING TO SUCH FEES AND/OR BALANCES. Any such fees and/or balances shall be deemed compensation to Lender for being prepared to respond to Borrower's requests for credit under this Note.

     3.2. SECURITY.  This Note is secured by an Amended and Restated Security
          --------
Agreement, dated even date herewith, between Borrower and Lender (as amended, modified, renewed, restated or replaced from time to time (the "Security
                                                                --------
Agreement").
---------

     3.3. GUARANTY.  Payment of this Note has been unconditionally guaranteed by
          --------
SBC Communications Inc. (the "Guarantor") pursuant to a guaranty (as amended,
                              ---------
modified or supplemented, the "Guaranty") in form and substance satisfactory to
                               --------
Lender.


4. USE OF PROCEEDS. (a) Borrower represents and warrants that the proceeds of this Note will be used solely for business purposes, and not for personal, family or household use, within the meaning of Federal Truth in Lending and similar state laws and regulations.

          (b) Notwithstanding anything herein to the contrary, Borrower agrees that its initial request for Loans hereunder shall be in an amount equal to at least $150,000. Borrower acknowledges and agrees that $150,000 of such initial Loan shall be deposited by Lender into an account maintained by Borrower at Lender (the "Account") and constitute additional collateral for
                              -------
     the Borrower's obligations hereunder and the Security Agreement. Concurrently with the funding of such Loan, the Borrower agrees to execute a security agreement and any other documents as Lender may reasonably request evidencing its security interest in funds in the Account. Borrower further agrees that Lender shall have no obligation to return all or a portion of the funds or property in the Account until the later of the Final Drawdown Date and the date on which the obligations of the Guarantor to Lender under the Guaranty exceed the outstanding principal balance of the term loan hereunder and all accrued and unpaid interest hereunder and if and only if no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

5.   REPRESENTATIONS.

   Borrower hereby represents and warrants to Lender that:

          (a) Borrower and any "Subsidiary" (as defined below) are duly organized, validly existing and in good standing under the laws of their state of formation, are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; the execution, delivery and performance of this Note and all related documents and instruments are within Borrower's corporate powers and have been authorized by all necessary corporate action;

          (b) the execution, delivery and performance of this Note and all related documents and instruments have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the articles of incorporation or by-laws or similar agreement of Borrower or any agreement affecting Borrower or its property; and

          (c) there has been no material adverse change in the business, condition, properties, assets, operations or prospects of Borrower or the Guarantor since the date of the latest financial statements provided on behalf of Borrower and Guarantor to Lender prior to the execution of this Note.

"Subsidiary" means any corporation, partnership, joint venture, trust, or other
 ----------
legal entity of which Borrower owns directly or indirectly eighty percent (80%) or more of the outstanding voting stock or interest, or of which Borrower has effective control, by contract or otherwise.

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":
    ----------------

          (a) failure to pay, when and as due, any principal, interest or other amounts payable hereunder; failure to comply with or perform any agreement or covenant of Borrower contained herein or the Security Agreement; in each case, which failure shall have continued unremedied for a period of 10 days after written notice thereof from Lender to Borrower; or

          (b) any default, event of default, or similar event shall occur or continue under any other instrument, document, note, agreement, or guaranty delivered to Lender in connection with this Note (including without limitation, the Security Agreement or Guaranty), which failure shall have continued unremedied after the expiration of any grace period therein; or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

          (c) there shall occur any default or event of default, or any event or condition that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower, any Subsidiary, VIC, VIC2 or VenCom L.L.C. ("VenCom") in an aggregate amount in excess of $5,000,000, or Guarantor, or
       ------
     under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

          (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, any Subsidiary, VIC, VIC2, VenCom or Guarantor to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

          (e) the Guaranty or any pledge of collateral security for this Note shall be repudiated or become unenforceable or incapable of performance; or

          (f) Borrower, any Subsidiary or Guarantor shall fail to maintain their existence in good standing in their state of formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; or

          (g) Borrower, any Subsidiary, VIC, VIC2, VenCom, or Guarantor shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason; or any member of VIC2 shall withdraw or notify any member of VIC2 of its intention to withdraw as a member of VIC2; or any member of VIC2 shall fail to make any contribution required by the limited liability company agreement or operating agreement of VIC2 as and when due under such agreement; or there shall be any change in the limited liability company agreement or operating agreement of VIC2 from that in force on the date hereof which may have a material adverse impact on the ability of Borrower to repay this Note; or

          (h) any person or entity presently not in control of Borrower, VIC2, VenCom, or Guarantor, shall obtain control directly or indirectly of Borrower, VIC2, VenCom, or the Guarantor, whether by purchase or gift of stock or assets, by contract, or otherwise; provided, however, that ownership of less than 20% of the issued and outstanding shares of the Borrower by persons not owning shares of the Borrower on the date hereof shall not constitute a change in control for purposes of this clause (h);
                                                                   ----------
     or

          (i) any proceeding (judicial or administrative) shall be commenced against Borrower, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor, or with respect to any assets of Borrower, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor which shall threaten to have a material and adverse effect on the assets, condition or prospects of Borrower, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of (i) in the case of the Guarantor, TWENTY-FIVE MILLION AND NO/100 UNITED STATES DOLLARS ($25,000,000.00), (ii) in the case of VIC, TEN MILLION AND NO/100 UNITED STATES DOLLARS ($10,000,000), or (iii) in the case of the Borrower, any Subsidiary, VIC2 or VenCom, ONE MILLION AND NO/100 UNITED STATES DOLLARS ($1,000,000), in each case in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Lender, shall be entered or agreed to in any suit or action; or

          (j) Borrower shall grant or any person other than Lender shall obtain a security interest in any Collateral (as defined in the Security Agreement) for this Note; Borrower or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Lender does not have a first-priority security interest in any of the Collateral for this Note enforceable in accordance with the terms of the related documents; or any notice of a federal tax lien against Borrower, VIC, VIC2 or VenCom in excess of $1,000,000 shall be filed with any public recorder; or

          (k) there shall be any material loss or depreciation in the value of any Collateral for this Note for any reason, or Lender shall otherwise reasonably deem itself insecure; or, unless expressly permitted by the related documents, all or any part of any

     Collateral for this Note or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Lender's prior written consent; or

          (l) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor and in the case of an involuntary proceeding is not dismissed within 60 days; or Borrower, any Subsidiary, VIC, VIC2, VenCom, or the Guarantor shall take any steps toward, or to authorize, such a proceeding; or

          (m) Borrower, any Subsidiary, VIC, VIC2, VenCom, or any Guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

7.   DEFAULT REMEDIES.

          (a) Upon the occurrence and during the continuance of any Event of Default specified in Section 6(a)-(k), Lender at its option may declare
                          ------------ ---
     this Note (principal, interest and other amounts) immediately due and payable without notice or demand of any kind. Upon the occurrence of any Event of Default specified in Section 6(l)-(m), this Note (principal,
                                   ------------ ---
     interest and other amounts) shall be immediately and automatically due and payable without action of any kind on the part of Lender. Upon the occurrence and during the continuance of any Event of Default, Lender may exercise any rights and remedies under this Note, the Security Agreement any related document or instrument (including without limitation any pertaining to Collateral), and at law or in equity.

          (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or "Unmatured Event of Default" (as defined below), which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law. "Unmatured Event of Default" means any event or
                                 --------------------------
     condition which would become an Event of Default with notice or the passage of time or both.

8.   NO INTEREST OVER LEGAL RATE.

     Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which, when added to any fee or other charge which may legally be treated as interest, shall be in excess of the highest lawful rate. If acceleration, prepayment or any other charges upon the principal or any portion thereof, or any other circumstance, result in the computation or earning of interest in excess of the highest lawful rate, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection herewith which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest lawful rate.

9.   PAYMENTS, ETC.

     All payments hereunder shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder, with the amount of such payment subject to availability of collected balances in Lender's discretion; unless Borrower instructs otherwise, any Loan shall be credited to an account(s) of Borrower with Lender. LENDER AT ITS OPTION MAY MAKE LOANS HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING WITHOUT LIMITATION INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE. All payments shall be made without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note or the proceeds, Lender (other than based solely on the income of the Lender) or Borrower by any government or political subdivision thereof. Borrower shall upon request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including without limitation all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

10.  SETOFF.

     At any time and without notice of any kind, any account, deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder, whether due or not.

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11.  NOTICES.

     All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Lender to its main banking office indicated above (Attention: Division Head, Commercial Division), and if to Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Borrower, may appear in Lender's records.

12.  MISCELLANEOUS.

     This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Except as otherwise expressly provided herein, Borrower expressly and irrevocably waives notice of dishonor or default as well as presentment, protest, demand and notice of any kind in connection herewith. Borrower and, by acceptance of this Note, Lender agree not to amend this Note without the prior written consent of Guarantor if and only if such amendment relates to (a) subordinating the Lender's right to payment under this Note to the payment of any other indebtedness or equity interest of the Borrower, (b) releasing the security interest of the Lender in all or any part of the collateral subject to the Security Agreement, (c) extending the scheduled maturity date of this Note or any installments hereunder, (d) changing Section
                                                                       -------
2.2 hereof, (e) increasing the principal amount of this Note above $9,000,000,
---
(f) impairing the subrogation rights of the Guarantor, or (g) extending the Final Drawdown Date.

13.  WAIVER OF JURY TRAIL, ETC.

     BORROWER AND LENDER HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER CHICAGO, ILLINOIS. BORROWER AND LENDER HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH CITY, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO

REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

14.  AMENDMENT AND RESTATEMENT

     This Note is a restatement of the indebtedness evidenced by, and is a replacement of, that certain Call On Term-Term Note of OnePoint Communications, L.L.C. (predecessor of the Borrower) dated March 25, 1998 in the face principal amount of $9,000,000 payable to the order of the Lender, and nothing contained herein shall be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, said Call On Term-Term Note outstanding at the time of its replacement by this Note, or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Call On Term-Term Note which has not otherwise been expressly released.

ONEPOINT COMMUNICATIONS CORP.           Address for Notices:

By: [SIGNATURE ILLEGIBLE]               2201 N. Waukegan Road
    -------------------------------     ---------------------------------
Type Name _________________________     Suite E-200
                                        ---------------------------------
                                        Bannockburn, Illinois 60015
                                        ---------------------------------

                                        _________________________________

                                        Attention: ______________________

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